                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                  May 19, 1994
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                          UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



       TENNESSEE                     0-6919                 62-0859007
- - -------------------------        --------------         ------------------
(State of incorporation)          (Commission            (I.R.S. Employer
                                  File Number)          Identification No.)




                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                           MEMPHIS, TENNESSEE  38018
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (901) 383-6000


                                  Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report).

ITEM 5. OTHER EVENTS

ACQUISITIONS

     Item 7 (b) below presents Union Planters Corporation's (the Corporation) unaudited pro forma financial statements reflecting certain completed and pending acquisitions as of and for the three months ended March 31, 1994, and for the three years ended December 31, 1993.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)    Pro Forma Financial Information

       Index to Unaudited Pro Forma Financial Information


                                                                                      PAGE
                                                                                     -----

          (1)      Introduction                                                          2

          (2)      Unaudited Pro Forma Consolidated Balance Sheet
                   as of March 31, 1994                                              3 - 5

          (3)      Unaudited Pro Forma Consolidated Statement of
                   Earnings for the Three Months Ended March 31, 1994                6 - 9

          (4)      Unaudited Pro Forma Consolidated Statements of
                   Earnings for the Years Ended December 31, 1993,
                   1992, and 1991                                                  10 - 15

          (5)      Notes to Unaudited Pro Forma Consolidated
                   Financial Statements                                                 16



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Union Planters Corporation
                                         --------------------------------
                                                    Registrant




Date:   May 25, 1994                     /s/M. Kirk Walters
       --------------                    --------------------------------
                                         M. Kirk Walters
                                         Senior Vice President, Treasurer
                                         and Chief Accounting Officer

                           UNION PLANTERS CORPORATION

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                           UNION PLANTERS CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


INTRODUCTION

     The following unaudited pro forma consolidated financial statements present a balance sheet as of March 31, 1994, and statements of earnings for the three-month period ended March 31, 1994, and for each of the three years ended December 31, 1993. The pro forma balance sheet presents certain acquisitions which were completed subsequent to March 31, 1994, as well as pending acquisitions, the consummation of which is considered by management to be probable (the probable acquisitions). The statement of earnings for the three-month period ended March 31, 1994 and for the twelve-month period ended December 31, 1993, present the pro forma impact of certain acquisitions completed in 1993 and 1994 and the probable acquisitions assuming that all of the acquisitions had been completed at January 1, 1993. Acquisitions accounted for as poolings of interests and completed in 1993 are included in the Corporation's 1993 results. Pro forma statements of earnings are also presented for the two years ended December 31, 1992, to reflect the pending acquisition of BNF BANCORP, INC. (formerly BANCFIRST Corporation) (BNF), which would be accounted for as a pooling of interests. Consummation of the BNF acquisition is considered probable and meets the test for a significant subsidiary. With the exception of the BNF acquisition, the pro forma impact of the other probable acquisitions expected to be accounted for as poolings of interests is not presented because the results of the entities acquired are not considered significant to consolidated results. The pro forma financial statements should be read in connection with the Corporation's 1993 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended March 31, 1994. Additionally, the Corporation's Current Reports on Form 8-K dated February 8, 1994, April 14, 1994, and May 18, 1994 contain audited financial statements and unaudited interim financial statements for BNF BANCORP, INC. Note 1 to these pro forma financial statements identifies (including the abbreviations for the company names heading the columns of the statements) the completed and probable acquisitions included herein.

      UNION PLANTERS CORPORATION AND SUBSIDIARIES
      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
      MARCH 31, 1994
      (Dollars in thousands)

                                                                 |---- ACQUISITIONS ----|
                                                       UNION                   PROBABLE     PRO FORMA
                                                     PLANTERS    CONSUMMATED    PENDING       TOTAL
                                                    -----------  -----------  -----------  -----------
      ASSETS
        Cash and due from banks                    $   278,116  $     4,504  $     9,905  $   292,525
        Interest-bearing deposits at financial
          institutions                                   9,898          674          656       11,228
        Federal funds sold and securities
          purchased under agreements to resell         105,818      (13,105)      24,000      116,713
        Trading account securities, at market          157,171            0            0      157,171
        Loans held for resale                           20,223            0        1,159       21,382
        Investment securities
          Available for sale, at fair value          2,259,418       14,196      124,531    2,398,145
          Held to maturity, at amortized cost          548,498       32,236       24,440      605,174
        Loans                                        3,110,439       88,325      303,808    3,502,572
          Less:  Unearned income                       (17,801)        (105)        (151)     (18,057)
                 Allowance for losses on loans         (87,099)      (1,245)      (2,820)     (91,164)
                                                    -----------  -----------  -----------  -----------
              Net loans                              3,005,539       86,975      300,837    3,393,351

        Premises and equipment                         145,528        3,523        8,093      157,144
        Accrued interest receivable                     55,093        1,226        3,096       59,415
        Goodwill and other intangibles                  43,529        7,839            0       51,368
        Other assets                                    95,949          (46)       5,477      101,380
                                                    -----------  -----------  -----------  -----------
              Total assets                         $ 6,724,780  $   138,022  $   502,194  $ 7,364,996
                                                    ===========  ===========  ===========  ===========
      LIABILITIES AND SHAREHOLDERS' EQUITY
        Deposits
          Noninterest-bearing                      $   815,335  $     8,930  $     5,747  $   830,012
          Certificates of deposit over $100,000        340,949       16,451        4,230      361,630
          Other interest-bearing                     4,455,613      105,885      399,889    4,961,387
                                                    -----------  -----------  -----------  -----------
              Total deposits                         5,611,897      131,266      409,866    6,153,029

        Short-term borrowings                          234,235            0          332      234,567
        FHLB advances                                  169,410          600       29,585      199,595
        Long-term debt                                 117,161            0            0      117,161
        Accrued interest, expenses, and taxes           50,591          553        2,914       54,058
        Other liabilities                               28,072        1,277        1,031       30,380
                                                    -----------  -----------  -----------  -----------
              Total liabilities                      6,211,366      133,696      443,728    6,788,790
                                                    -----------  -----------  -----------  -----------
        Shareholders' equity
          Preferred stock
            Convertible                                 87,298            0            0       87,298
            Nonconvertible                              17,250            0            0       17,250
          Common stock                                 107,614        1,139       18,127      126,880
          Additional paid-in capital                    85,560          222        2,180       87,962
          Net unrealized gain (loss) - available
            for sale securities                            103           33          (46)          90
          Retained earnings                            215,589        2,932       38,205      256,726
                                                    -----------  -----------  -----------  -----------
              Total shareholders' equity               513,414        4,326       58,466      576,206
                                                    -----------  -----------  -----------  -----------
              Total liabilities and
                shareholders' equity               $ 6,724,780  $   138,022  $   502,194  $ 7,364,996
                                                    ===========  ===========  ===========  ===========


* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

      UNION PLANTERS CORPORATION
      CONSUMMATED ACQUISITIONS COMBINED BALANCE SHEET
      MARCH 31, 1994
      (Dollars in thousands)



                                                                               PRO FORMA    COMBINED
                                                        TBI          CBI      ADJUSTMENTS     TOTAL
                                                    -----------  -----------  -----------  -----------
      ASSETS
        Cash and due from banks                    $     2,098  $     2,406  $         0  $     4,504
        Interest-bearing deposits at financial
          institutions                                     674            0            0          674
        Federal funds sold and securities
          purchased under agreements to resell               0          355      (13,460)     (13,105)
        Trading account securities, at market                0            0            0            0
        Loans held for resale                                0            0            0            0
        Investment securities
          Available for sale, at fair value              2,566       11,630            0       14,196
          Held to maturity, at amortized cost           32,230          795         (789)      32,236
        Loans                                           51,936       36,389            0       88,325
          Less:  Unearned income                          (105)           0            0         (105)
                 Allowance for losses on loans            (793)        (452)           0       (1,245)
                                                    -----------  -----------  -----------  -----------
              Net loans                                 51,038       35,937            0       86,975

        Premises and equipment                           2,816        1,057         (350)       3,523
        Accrued interest receivable                        843          383            0        1,226
        Goodwill and other intangibles                     252            0        7,587        7,839
        Other assets                                       618          164         (828)         (46)
                                                    -----------  -----------  -----------  -----------
              Total assets                         $    93,135  $    52,727  $    (7,840) $   138,022
                                                    ===========  ===========  ===========  ===========
      LIABILITIES AND SHAREHOLDERS' EQUITY
        Deposits
          Noninterest-bearing                      $     3,846  $     5,084  $         0  $     8,930
          Certificates of deposit over $100,000         12,920        3,531            0       16,451
          Other interest-bearing                        66,410       39,475            0      105,885
                                                    -----------  -----------  -----------  -----------
              Total deposits                            83,176       48,090            0      131,266

        Short-term borrowings                                0            0            0            0
        FHLB advances                                      600            0            0          600
        Long-term debt                                       0            0            0            0
        Accrued interest, expenses, and taxes              278          275            0          553
        Other liabilities                                   22           36        1,219        1,277
                                                    -----------  -----------  -----------  -----------
              Total liabilities                         84,076       48,401        1,219      133,696
                                                    -----------  -----------  -----------  -----------
        Shareholders' equity
          Preferred stock
            Convertible                                      0            0            0            0
            Nonconvertible                                   0            0            0            0
          Common stock                                     540           55          544        1,139
          Additional paid-in capital                     4,428        1,306       (5,512)         222
          Net unrealized gain (loss)- available
            for sale securities                            (29)          33           29           33
          Retained earnings                              4,120        2,932       (4,120)       2,932
                                                    -----------  -----------  -----------  -----------
              Total shareholders' equity                 9,059        4,326       (9,059)       4,326
                                                    -----------  -----------  -----------  -----------
              Total liabilities and
                shareholders' equity               $    93,135  $    52,727  $    (7,840) $   138,022
                                                    ===========  ===========  ===========  ===========

* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

      UNION PLANTERS CORPORATION
      PROBABLE PENDING ACQUISITIONS COMBINED BALANCE SHEET
      MARCH 31, 1994
      (Dollars in thousands)


                                                                                            PRO FORMA    COMBINED
                                                        EBI          BNF          LBI      ADJUSTMENTS     TOTAL
                                                    -----------  -----------  -----------  -----------  -----------
      ASSETS
        Cash and due from banks                    $     2,501  $     3,606  $     3,798  $         0 $      9,905
        Interest-bearing deposits at financial
          institutions                                     207            *          449            0          656
        Federal funds sold and securities
          purchased under agreements to resell           6,300            0       17,700            0       24,000
        Trading account securities, at market                0            0            0            0            0
        Loans held for resale                                0        1,159            0            0        1,159
        Investment securities
          Available for sale, at fair value                120       95,440       28,971            0      124,531
          Held to maturity, at amortized cost           15,921        7,519        1,000            0       24,440
        Loans                                           16,494      162,827      124,487            0      303,808
          Less:  Unearned income                          (151)           *            *            0         (151)
                 Allowance for losses on loans            (336)      (1,162)      (1,322)           0       (2,820)
                                                    -----------  -----------  -----------  -----------  -----------
              Net loans                                 16,007      161,665      123,165            0      300,837

        Premises and equipment                             978        4,887        2,228            0        8,093
        Accrued interest receivable                          0        1,977        1,119            0        3,096
        Goodwill and other intangibles                       0            0            0            0            0
        Other assets                                       859        2,709        1,909            0        5,477
                                                    -----------  -----------  -----------  -----------  -----------
              Total assets                         $    42,893  $   278,962  $   180,339  $         0  $   502,194
                                                    ===========  ===========  ===========  ===========  ===========
      LIABILITIES AND SHAREHOLDERS' EQUITY
        Deposits
          Noninterest-bearing                      $     5,747  $         *  $         *  $         0  $     5,747
          Certificates of deposit over $100,000          4,230            *            *            0        4,230
          Other interest-bearing                        25,484      225,935      148,470            0      399,889
                                                    -----------  -----------  -----------  -----------  -----------
              Total deposits                            35,461      225,935      148,470            0      409,866

        Short-term borrowings                                0            0          332            0          332
        FHLB advances                                        0       20,000        9,585            0       29,585
        Long-term debt                                       0            0            0            0            0
        Accrued interest, expenses, and taxes              257        1,838          819            0        2,914
        Other liabilities                                  415          543           73            0        1,031
                                                    -----------  -----------  -----------  -----------  -----------
              Total liabilities                         36,133      248,316      159,279            0      443,728
                                                    -----------  -----------  -----------  -----------  -----------
        Shareholders' equity
          Preferred stock
            Convertible                                      0            0            0            0            0
            Nonconvertible                                   0            0            0            0            0
          Common stock                                   1,000           18          672       16,437       18,127
          Additional paid-in capital                     2,000       11,184        5,413      (16,417)       2,180
          Net unrealized gain (loss) - available
            for sale securities                              0         (481)         435            0          (46)
          Retained earnings                              3,760       19,925       14,540          (20)      38,205
                                                    -----------  -----------  -----------  -----------  -----------
              Total shareholders' equity                 6,760       30,646       21,060            0       58,466
                                                    -----------  -----------  -----------  -----------  -----------
              Total liabilities and
                shareholders' equity               $    42,893  $   278,962  $   180,339  $         0  $   502,194
                                                    ===========  ===========  ===========  ===========  ===========

* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION AND SUBSIDIARIES
   UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
   THREE MONTHS ENDED MARCH 31, 1994
   (Dollars in thousands)

                                                                       |-------------- ACQUISTIONS --------------|
                                                            UNION       CONSUMMATED    CONSUMMATED     PROBABLE       PRO FORMA
                                                          PLANTERS       PURCHASES       POOLING        PENDING         TOTAL
   Interest income                                      -------------  -------------  -------------  -------------  -------------
     Interest and fees on loans                      $        63,792 $        1,280 $          710 $        6,312 $       72,094
     Interest on investment securities
       Taxable                                                27,080            539            151          2,091         29,861
       Tax-exempt                                              6,843             26              9             15          6,893
     Interest on deposits at financial institutions              122              5              0              8            135
     Interest on federal funds sold and securities
       purchased under agreements to resell                      861           (186)             5             55            735
     Interest on trading account securities                    1,759              0              0              0          1,759
     Interest on loans held for resale                           581              0              0              0            581
                                                        -------------  -------------  -------------  -------------  -------------
         Total interest income                               101,038          1,664            875          8,481        112,058
                                                        -------------  -------------  -------------  -------------  -------------
   Interest expense
     Interest on deposits                                     36,622            876            341          3,473         41,312
     Interest on short-term borrowings                         1,884              7              0              1          1,892
     Interest on FHLB advances and long-term debt              3,639              0              0            357          3,996
                                                        -------------  -------------  -------------  -------------  -------------
         Total interest expense                               42,145            883            341          3,831         47,200
                                                        -------------  -------------  -------------  -------------  -------------
         Net interest income                                  58,893            781            534          4,650         64,858
   Provision for losses on loans                                   -            143             17             27            187
                                                        -------------  -------------  -------------  -------------  -------------
         Net interest income after provision
           for losses on loans                                58,893            638            517          4,623         64,671
                                                        -------------  -------------  -------------  -------------  -------------
   Noninterest income
     Service charges on deposit accounts                       7,515             44             47            388          7,994
     Bank card income                                          2,004              0              0              0          2,004
     Mortgage servicing income                                 1,630              0              0              0          1,630
     Trust service income                                      1,555              0              0              0          1,555
     Profits and commissions on trading activities             1,489              0              0              0          1,489
     Investment securities gains                                 100              0              0             49            149
     Other income                                              5,621             10             28            257          5,916
                                                        -------------  -------------  -------------  -------------  -------------
         Total noninterest income                             19,914             54             75            694         20,737
                                                        -------------  -------------  -------------  -------------  -------------
   Noninterest expense
     Salaries and employee benefits                           24,521            284            166          1,519         26,490
     Net occupancy expense                                     4,298             11              0            386          4,695
     Equipment expense                                         4,339             84             39             39          4,501
     Other expense                                            21,076            427            126          1,097         22,726
                                                        -------------  -------------  -------------  -------------  -------------
         Total noninterest expense                            54,234            806            331          3,041         58,412
                                                        -------------  -------------  -------------  -------------  -------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                      24,573           (114)           261          2,276         26,996
   Applicable income taxes                                     7,233             22            102            831          8,188
                                                        -------------  -------------  -------------  -------------  -------------
         Earnings before extraordinary items
           and accounting changes                    $        17,340 $         (136)$          159 $        1,445 $       18,808
                                                        =============  =============  =============  =============  =============

   Earnings per common share
     Primary                                         $           .70                                              $          .65
     Fully diluted                                               .65                                                         .61
   Weighted average shares outstanding
     (in thousands)
       Primary                                                21,636                                                      25,488
       Fully diluted                                          26,117                                                      30,070

   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION AND SUBSIDIARIES
   CONSUMMATED PURCHASE ACQUISITIONS COMBINED STATEMENT OF EARNINGS THREE MONTHS ENDED MARCH 31, 1994
   (Dollars in thousands)


                                                                                        PRO FORMA      PURCHASE
                                                             TBI            ACB        ADJUSTMENTS       TOTAL
                                                        -------------  -------------  -------------  -------------
   Interest income
     Interest and fees on loans                      $         1,038 $          251 $           (9)$        1,280
     Interest on investment securities
       Taxable                                                   436              5             98            539
       Tax-exempt                                                 26                             0             26
     Interest on deposits at financial institutions                5                             0              5
     Interest on federal funds sold and securities
       purchased under agreements to resell                                       6           (192)          (186)
     Interest on trading account securities                                                      0              0
     Interest on loans held for resale                                                           0              0
                                                        -------------  -------------  -------------  -------------
         Total interest income                                 1,505            262           (103)         1,664
                                                        -------------  -------------  -------------  -------------
   Interest expense
     Interest on deposits                                        787            110            (21)           876
     Interest on short-term borrowings                             7              0              0              7
     Interest on FHLB advances and long-term debt                  0              0              0              0
                                                        -------------  -------------  -------------  -------------
         Total interest expense                                  794            110            (21)           883
                                                        -------------  -------------  -------------  -------------
         Net interest income                                     711            152            (82)           781
   Provision for losses on loans                                   3            140              0            143
                                                        -------------  -------------  -------------  -------------
         Net interest income after provision
           for losses on loans                                   708             12            (82)           638
                                                        -------------  -------------  -------------  -------------
   Noninterest income
     Service charges on deposit accounts                          25             19              0             44
     Bank card income                                                             0              0              0
     Mortgage servicing income                                                    0              0              0
     Trust service income                                                         0              0              0
     Profits and commissions on trading activities                 0              0              0              0
     Investment securities gains                                   0              0              0              0
     Other income                                                  8              2              0             10
                                                        -------------  -------------  -------------  -------------
         Total noninterest income                                 33             21              0             54
                                                        -------------  -------------  -------------  -------------
   Noninterest expense
     Salaries and employee benefits                              225             59              0            284
     Net occupancy expense                                        45              *            (34)            11
     Equipment expense                                            54             31             (1)            84
     Other expense                                               267             56            104            427
                                                        -------------  -------------  -------------  -------------
         Total noninterest expense                               591            146             69            806
                                                        -------------  -------------  -------------  -------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                         150           (113)          (151)          (114)
   Applicable income taxes (credit)                               54              0            (32)            22
                                                        -------------  -------------  -------------  -------------
         Earnings before extraordinary items
           and accounting changes                    $            96 $         (113)$         (119)$         (136)
                                                        =============  =============  =============  =============


* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION AND SUBSIDIARIES
   CONSUMMATED POOLING ACQUISITIONS COMBINED STATEMENT OF EARNINGS THREE MONTHS ENDED MARCH 31, 1994
   (Dollars in thousands)


                                                                          POOLING
                                                             CBI           TOTAL
                                                        -------------  -------------
   Interest income
     Interest and fees on loans                      $           710 $          710
     Interest on investment securities
       Taxable                                                   151            151
       Tax-exempt                                                  9              9
     Interest on deposits at financial institutions                0              0
     Interest on federal funds sold and securities
       purchased under agreements to resell                        5              5
     Interest on trading account securities                        0              0
     Interest on loans held for resale                             0              0
                                                        -------------  -------------
         Total interest income                                   875            875
                                                        -------------  -------------
   Interest expense
     Interest on deposits                                        341            341
     Interest on short-term borrowings                             0              0
     Interest on FHLB advances and long-term debt                  0              0
                                                        -------------  -------------
         Total interest expense                                  341            341
                                                        -------------  -------------
         Net interest income                                     534            534
   Provision for losses on loans                                  17             17
                                                        -------------  -------------
         Net interest income after provision
           for losses on loans                                   517            517
                                                        -------------  -------------
   Noninterest income
     Service charges on deposit accounts                          47             47
     Bank card income                                              0              0
     Mortgage servicing income                                     0              0
     Trust service income                                          0              0
     Profits and commissions on trading activities                 *              0
     Investment securities gains                                   0              0
     Other income                                                 28             28
                                                        -------------  -------------
         Total noninterest income                                 75             75
                                                        -------------  -------------
   Noninterest expense
     Salaries and employee benefits                              166            166
     Net occupancy expense                                         *              0
     Equipment expense                                            39             39
     Other expense                                               126            126
                                                        -------------  -------------
         Total noninterest expense                               331            331
                                                        -------------  -------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                         261            261
   Applicable income taxes                                       102            102
                                                        -------------  -------------
         Earnings before extraordinary items
           and accounting changes                    $           159 $          159
                                                        =============  =============



* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION
   PROBABLE PENDING ACQUISITIONS COMBINED STATEMENT OF EARNINGS
   THREE MONTHS ENDED MARCH 31, 1994
   (Dollars in thousands)


                                                                                                       PRO FORMA
                                                             EBI            BNF            LBI        ADJUSTMENTS       TOTAL
                                                        -------------  -------------  -------------  -------------  -------------
   Interest income
     Interest and fees on loans                      $           531 $        3,208 $        2,573 $              $        6,312
     Interest on investment securities
       Taxable                                                   161          1,474            456              0          2,091
       Tax-exempt                                                 15              *              *              0             15
     Interest on deposits at financial institutions                8              *              *              0              8
     Interest on federal funds sold and securities                                                              0
       purchased under agreements to resell                       55              *              *              0             55
     Interest on trading account securities                        0              *              *              0              0
     Interest on loans held for resale                             0              *              *              0              0
                                                        -------------  -------------  -------------  -------------  -------------
         Total interest income                                   770          4,682          3,029              0          8,481
                                                        -------------  -------------  -------------  -------------  -------------
   Interest expense
     Interest on deposits                                        234          1,917          1,322                         3,473
     Interest on short-term borrowings                             0              0              1                             1
     Interest on FHLB advances and long-term debt                  0            240            117                           357
                                                        -------------  -------------  -------------  -------------  -------------
         Total interest expense                                  234          2,157          1,440              0          3,831
                                                        -------------  -------------  -------------  -------------  -------------
         Net interest income                                     536          2,525          1,589              0          4,650
   Provision for losses on loans                                   0              0             27              0             27
                                                        -------------  -------------  -------------  -------------  -------------
         Net interest income after provision
           for losses on loans                                   536          2,525          1,562              0          4,623
                                                        -------------  -------------  -------------  -------------  -------------
   Noninterest income
     Service charges on deposit accounts                          67            142            179              0            388
     Bank card income                                              0              0              0              0              0
     Mortgage servicing income                                     0              0              0              0              0
     Trust service income                                          0              0              0              0              0
     Profits and commissions on trading activities                 0              0              0              0              0
     Investment securities gains                                   1             18             30              0             49
     Other income                                                 16            159             82              0            257
                                                        -------------  -------------  -------------  -------------  -------------
         Total noninterest income                                 84            319            291              0            694
                                                        -------------  -------------  -------------  -------------  -------------
   Noninterest expense
     Salaries and employee benefits                              172            752            595              0          1,519
     Net occupancy expense                                         *            197            189              0            386
     Equipment expense                                            39              *              *              0             39
     Other expense                                               114            660            323              0          1,097
                                                        -------------  -------------  -------------  -------------  -------------
         Total noninterest expense                               325          1,609          1,107              0          3,041
                                                        -------------  -------------  -------------  -------------  -------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                         295          1,235            746              0          2,276
   Applicable income taxes                                       117            453            261              0            831
                                                        -------------  -------------  -------------  -------------  -------------
         Earnings before extraordinary items
           and accounting changes                    $           178 $          782 $          485 $            0 $        1,445
                                                        =============  =============  =============  =============  =============


   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION AND SUBSIDIARIES
   UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
   YEAR ENDING DECEMBER 31, 1993
   (Dollars in thousands)

                                                                |-------------- ACQUISTIONS -----------|
                                                     UNION      CONSUMMATED   CONSUMMATED     PROBABLE     PRO FORMA
                                                    PLANTERS     PURCHASES      POOLINGS      PENDING        TOTAL
   Interest income                                ------------  ------------  ------------  ------------  ------------
     Interest and fees on loans                $      243,010 $      10,032 $      18,733 $      27,192 $     298,967
     Interest on investment securities
       Taxable                                        116,025         2,889         8,732         8,502       136,148
       Tax-exempt                                      24,448           320           499            67        25,334
     Interest on deposits at financial institution      1,634             1           114            93         1,842
     Interest on federal funds sold and securities
       purchased under agreements to resell             4,602          (552)          377           665         5,092
     Interest on trading account securities             6,194             0             0             0         6,194
     Interest on loans held for resale                  3,239             0             0             0         3,239
                                                  ------------  ------------  ------------  ------------  ------------
         Total interest income                        399,152        12,690        28,455        36,519       476,816
                                                  ------------  ------------  ------------  ------------  ------------
   Interest expense
     Interest on deposits                             146,800         6,541        12,595        14,583       180,519
     Interest on short-term borrowings                  6,287             0           284             0         6,571
     Interest on FHLB advances and long-term debt      11,460            15             0         1,016        12,491
                                                  ------------  ------------  ------------  ------------  ------------
         Total interest expense                       164,547         6,556        12,879        15,599       199,581
                                                  ------------  ------------  ------------  ------------  ------------
         Net interest income                          234,605         6,134        15,576        20,920       277,235
   Provision for losses on loans                        9,689         3,128         1,275           313        14,405
                                                  ------------  ------------  ------------  ------------  ------------
         Net interest income after provision
           for losses on loans                        224,916         3,006        14,301        20,607       262,830
                                                  ------------  ------------  ------------  ------------  ------------
   Noninterest income
     Service charges on deposit accounts               28,721           578         1,768         1,230        32,297
     Profits and commissions on trading activities      8,720             0            51             0         8,771
     Investment securities gains                        4,581           239           106           173         5,099
     Other income                                      42,777           243           816         1,346        45,182
                                                  ------------  ------------  ------------  ------------  ------------
         Total noninterest income                      84,799         1,060         2,741         2,749        91,349
                                                  ------------  ------------  ------------  ------------  ------------
   Noninterest expense
     Salaries and employee benefits                    98,920         1,989         7,294         5,702       113,905
     Net occupancy expense                             15,909           239         1,590         1,762        19,500
     Equipment expense                                 15,735           519           250             0        16,504
     Other expense                                     93,916         3,410         6,435         4,815       108,576
                                                  ------------  ------------  ------------  ------------  ------------
         Total noninterest expense                    224,480         6,157        15,569        12,279       258,485
                                                  ------------  ------------  ------------  ------------  ------------
         Earnings before income taxes, extraordinary
           items, and accounting changes               85,235        (2,091)        1,473        11,077        95,694
   Applicable income taxes                             23,967           458           433         4,139        28,997
                                                  ------------  ------------  ------------  ------------  ------------
         Earnings before extraordinary items
           and accounting changes              $       61,268 $      (2,549)$       1,040 $       6,938 $      66,697
                                                  ============  ============  ============  ============  ============


   Earnings per common share
     Primary                                   $         2.69                                           $        2.27
     Fully diluted                                       2.49                                                    2.16
   Weighted average shares outstanding
     (in thousands)
       Primary                                         19,622                                                  25,444
       Fully diluted                                   23,852                                                  30,042

   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION AND SUBSIDIARIES
   CONSUMMATED PURCHASE ACQUISITIONS COMBINED STATEMENT OF EARNINGS YEAR ENDED DECEMBER 31, 1993
   (Dollars in thousands)


                                                                              FIRST                      FARMERS
                                                   ACB           TBI         FEDERAL         FSB          UNION
                                               ------------  ------------  ------------  ------------  ------------
Interest income
  Interest and fees on loans                $        1,590 $       4,633 $       1,813 $         223 $         973
  Interest on investment securities
    Taxable                                             52         1,652           173           115           264
    Tax-exempt                                           0            95             0            20            27
  Interest on deposits at financial institution          0             0             0             0             0
  Interest on federal funds sold and securities
    purchased under agreements to resell                50             0             0            15            21
  Interest on trading account securities                 0             0             0             0             0
  Interest on loans held for resale                      0             0             0             0             0
                                               ------------  ------------  ------------  ------------  ------------
      Total interest income                          1,692         6,380         1,986           373         1,285
                                               ------------  ------------  ------------  ------------  ------------
Interest expense
  Interest on deposits                                 751         3,358         1,051           159           616
  Interest on short-term borrowings                                    0             0             0             0
  Interest on FHLB advances and long-term debt                        15             0             0             0
                                               ------------  ------------  ------------  ------------  ------------
      Total interest expense                           751         3,373         1,051           159           616
                                               ------------  ------------  ------------  ------------  ------------
      Net interest income                              941         3,007           935           214           669
Provision for losses on loans                           20            68         2,650            35           334
                                               ------------  ------------  ------------  ------------  ------------
      Net interest income after provision
        for losses on loans                            921         2,939        (1,715)          179           335
                                               ------------  ------------  ------------  ------------  ------------
Noninterest income
  Service charges on deposit accounts                  148           125           150            13            60
  Profits and commissions on trading activities                        0             0             0             0
  Investment securities gains (losses)                               308           134            17          (210)
  Other income                                          67            33            68            26            30
                                               ------------  ------------  ------------  ------------  ------------
      Total noninterest income                         215           466           352            56          (120)
                                               ------------  ------------  ------------  ------------  ------------
Noninterest expense
  Salaries and employee benefits                       343           976             *            55           268
  Net occupancy expense                                118           201             *            13            40
  Equipment expense                                      *           397             *            14            91
  Other expense                                        330         1,002           806            71           147
                                               ------------  ------------  ------------  ------------  ------------
      Total noninterest expense                        791         2,576           806           153           546
                                               ------------  ------------  ------------  ------------  ------------
      Earnings before income taxes, extraordinary
        items, and accounting changes                  345           829        (2,169)           82          (331)
Applicable income taxes (credit)                       114           274           160            24          (143)
                                               ------------  ------------  ------------  ------------  ------------
      Earnings before extraordinary items
        and accounting changes              $          231 $         555 $      (2,329)$          58 $        (188)
                                               ============   ===========  ============  ============  ============

                                                                                 PRO FORMA      PURCHASE
                                                        FCB           ERIN      ADJUSTMENTS      TOTAL
                                                    ------------  ------------  ------------  ------------
Interest income
  Interest and fees on loans                      $         330 $         614 $        (144)$      10,032
  Interest on investment securities
    Taxable                                                  30           381           222         2,889
    Tax-exempt                                                3           175             0           320
  Interest on deposits at financial institution              (2)            3             0             1
  Interest on federal funds sold and securities
    purchased under agreements to resell                      2            33          (673)         (552)
  Interest on trading account securities                      0             0             0             0
  Interest on loans held for resale                           0             0             0             0
                                                    ------------  ------------  ------------  ------------
      Total interest income                                 363         1,206          (595)       12,690
                                                    ------------  ------------  ------------  ------------
Interest expense
  Interest on deposits                                      153           455            (2)        6,541
  Interest on short-term borrowings                           0             0             0             0
  Interest on FHLB advances and long-term debt                0             0             0            15
                                                    ------------  ------------  ------------  ------------
      Total interest expense                                153           455            (2)        6,556
                                                    ------------  ------------  ------------  ------------
      Net interest income                                   210           751          (593)        6,134
Provision for losses on loans                                 0            21             0         3,128
                                                    ------------  ------------  ------------  ------------
      Net interest income after provision
        for losses on loans                                 210           730          (593)        3,006
                                                    ------------  ------------  ------------  ------------
Noninterest income
  Service charges on deposit accounts                        34            48             0           578
  Profits and commissions on trading activities               0             0             0             0
  Investment securities gains (losses)                        0           (10)            0           239
  Other income                                                3            16             0           243
                                                    ------------  ------------  ------------  ------------
      Total noninterest income                               37            54             0         1,060
                                                    ------------  ------------  ------------  ------------
Noninterest expense
  Salaries and employee benefits                            171           176             0         1,989
  Net occupancy expense                                       9            22          (164)          239
  Equipment expense                                          17             *             0           519
  Other expense                                             288           218           548         3,410
                                                    ------------  ------------  ------------  ------------
      Total noninterest expense                             485           416           384         6,157
                                                    ------------  ------------  ------------  ------------
      Earnings before income taxes, extraordinary
        items, and accounting changes                      (238)          368          (977)       (2,091)
Applicable income taxes (credit)                              0           109           (80)          458
                                                    ------------  ------------  ------------  ------------
      Earnings before extraordinary items
        and accounting changes                    $        (238)$         259 $        (897)$      (2,549)
                                                    ============  ============  ============  ============

   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION AND SUBSIDIARIES
   CONSUMMATED POOLING ACQUISITIONS COMBINED STATEMENT OF EARNINGS YEAR ENDED DECEMBER 31, 1993
   (Dollars in thousands)


                                                                                              POOLING
                                                      MSB           FNBS          CBI          TOTAL
                                                  ------------  ------------  ------------  ------------
   Interest income
     Interest and fees on loans                $        9,839 $       6,207 $       2,687 $      18,733
     Interest on investment securities
       Taxable                                          2,871         5,225           636         8,732
       Tax-exempt                                         439            36            24           499
     Interest on deposits at financial institution          1           111             2           114
     Interest on federal funds sold and securities
       purchased under agreements to resell               196           121            60           377
     Interest on trading account securities                 0             0             0             0
     Interest on loans held for resale                      0             0             0             0
                                                  ------------  ------------  ------------  ------------
         Total interest income                         13,346        11,700         3,409        28,455
                                                  ------------  ------------  ------------  ------------
   Interest expense
     Interest on deposits                               5,887         5,311         1,397        12,595
     Interest on short-term borrowings                    281             1             2           284
     Interest on FHLB advances and long-term debt           0             0             0             0
                                                  ------------  ------------  ------------  ------------
         Total interest expense                         6,168         5,312         1,399        12,879
                                                  ------------  ------------  ------------  ------------
         Net interest income                            7,178         6,388         2,010        15,576
   Provision for losses on loans                        1,147             0           128         1,275
                                                  ------------  ------------  ------------  ------------
         Net interest income after provision
           for losses on loans                          6,031         6,388         1,882        14,301
                                                  ------------  ------------  ------------  ------------
   Noninterest income
     Service charges on deposit accounts                  938           636           194         1,768
     Profits and commissions on trading activities          0             0            51            51
     Investment securities gains (losses)                (185)          287             4           106
     Other income                                         515           170           131           816
                                                  ------------  ------------  ------------  ------------
         Total noninterest income                       1,268         1,093           380         2,741
                                                  ------------  ------------  ------------  ------------
   Noninterest expense
     Salaries and employee benefits                     2,882         3,724           688         7,294
     Net occupancy expense                              1,040           423           127         1,590
     Equipment expense                                      *           250             *           250
     Other expense                                      3,068         2,953           414         6,435
                                                  ------------  ------------  ------------  ------------
         Total noninterest expense                      6,990         7,350         1,229        15,569
                                                  ------------  ------------  ------------  ------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                  309           131         1,033         1,473
   Applicable income taxes (credit)                       (15)           85           363           433
                                                  ------------  ------------  ------------  ------------
         Earnings before extraordinary items
           and accounting changes              $          324 $          46 $         670 $       1,040
                                                  ============  ============  ============  ============

   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION
   PROBABLE PENDING ACQUISITIONS COMBINED STATEMENT OF EARNINGS
   YEAR ENDED DECEMBER 31, 1993
   (Dollars in thousands)


                                                                                             PRO FORMA      PROBABLE
                                                      EBI           BNF           LBI       ADJUSTMENTS      TOTAL
                                                  ------------  ------------  ------------  ------------  ------------
   Interest income
     Interest and fees on loans                $        3,073 $      13,187 $      10,932 $           0 $      27,192
     Interest on investment securities
       Taxable                                            450         6,574         1,478             0         8,502
       Tax-exempt                                          67             *             *                          67
     Interest on deposits at financial institution         40             *            53             0            93
     Interest on federal funds sold and securities                                                    0
       purchased under agreements to resell               189             *           476             0           665
     Interest on trading account securities                 0             *             0             0             0
     Interest on loans held for resale                      0             *             0             0             0
                                                  ------------  ------------  ------------  ------------  ------------
         Total interest income                          3,819        19,761        12,939             0        36,519
                                                  ------------  ------------  ------------  ------------  ------------
   Interest expense
     Interest on deposits                                 914         7,687         5,982             0        14,583
     Interest on short-term borrowings                      0             0             0             0             0
     Interest on FHLB advances and long-term debt           0           898           118             0         1,016
                                                  ------------  ------------  ------------  ------------  ------------
         Total interest expense                           914         8,585         6,100             0        15,599
                                                  ------------  ------------  ------------  ------------  ------------
         Net interest income                            2,905        11,176         6,839             0        20,920
   Provision for losses on loans                            0            54           259             0           313
                                                  ------------  ------------  ------------  ------------  ------------
         Net interest income after provision
           for losses on loans                          2,905        11,122         6,580             0        20,607
                                                  ------------  ------------  ------------  ------------  ------------
   Noninterest income
     Service charges on deposit accounts                  295           553           382             0         1,230
     Profits and commissions on trading activities          0             0             0             0             0
     Investment securities gains                           10           151            12             0           173
     Other income                                          38           475           833             0         1,346
                                                  ------------  ------------  ------------  ------------  ------------
         Total noninterest income                         343         1,179         1,227             0         2,749
                                                  ------------  ------------  ------------  ------------  ------------
   Noninterest expense
     Salaries and employee benefits                       970         2,730         2,002             0         5,702
     Net occupancy expense                                190         1,183           389             0         1,762
     Equipment expense                                      *             *             *             0             0
     Other expense                                        864         1,926         2,025             0         4,815
                                                  ------------  ------------  ------------  ------------  ------------
         Total noninterest expense                      2,024         5,839         4,416             0        12,279
                                                  ------------  ------------  ------------  ------------  ------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                1,224         6,462         3,391             0        11,077
   Applicable income taxes                                472         2,366         1,301                       4,139
                                                  ------------  ------------  ------------  ------------  ------------
         Earnings before extraordinary items
           and accounting changes              $          752 $       4,096 $       2,090             0 $       6,938
                                                  ============  ============  ============  ============  ============


   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

    UNION PLANTERS CORPORATION AND SUBSIDIARIES
    CONSOLIDATED STATEMENT OF EARNINGS WITH BNF
    FOR THE YEAR-ENDED DECEMBER 31, 1992
    (Dollars in thousands)

                                                                                    PRO FORMA
                                                           UPC           BNF          TOTAL
    Interest income                                    ------------  ------------  ------------
      Interest and fees on loans                     $     199,881 $      14,028 $     213,909
      Interest on investment securities
        Taxable                                            106,139         7,221       113,360
        Tax-exempt                                          16,148             *        16,148
      Interest on deposits at financial institutions         3,999             *         3,999
      Interest on federal funds sold and securities
        purchased under agreements to resell                 4,280             0         4,280
      Interest on trading account securities                 6,648             0         6,648
      Interest on loans held for resale                      3,457             *         3,457
                                                       ------------  ------------  ------------
          Total interest income                            340,552        21,249       361,801
                                                       ------------  ------------  ------------
    Interest expense
      Interest on deposits                                 137,605         9,527       147,132
      Interest on short-term borrowings                      6,942             0         6,942
      Interest on FHLB advances and long-term debt           4,868           621         5,489
                                                       ------------  ------------  ------------
          Total interest expense                           149,415        10,148       159,563
                                                       ------------  ------------  ------------
          Net interest income                              191,137        11,101       202,238
    Provision for losses on loans                           18,557           637        19,194
                                                       ------------  ------------  ------------
          Net interest income after provision
            for losses on loans                            172,580        10,464       183,044
                                                       ------------  ------------  ------------
    Noninterest income
      Service charges on deposit accounts                   20,843           492        21,335
      Profits and commissions from trading activities       10,168             0        10,168
      Investment securities gains                           13,246           117        13,363
      Other income                                          39,016           546        39,562
                                                       ------------  ------------  ------------
          Total noninterest income                          83,273         1,155        84,428
                                                       ------------  ------------  ------------
    Noninterest expense
      Salaries and employee benefits                        74,772         2,473        77,245
      Net occupancy expense                                 13,136           961        14,097
      Equipment expense                                     12,225             *        12,225
      Other expense                                         99,085         2,186       101,271
                                                       ------------  ------------  ------------
          Total noninterest expense                        199,218         5,620       204,838
                                                       ------------  ------------  ------------
          Earnings before income taxes, extraordinary
            items, and accounting changes                   56,635         5,999        62,634
    Applicable income taxes                                 15,196         2,415        17,611
                                                       ------------  ------------  ------------
          Earnings before extraordinary items
            and accounting changes                   $      41,439 $       3,584 $      45,023
                                                       ============  ============  ============

    Earnings per common share
      Primary                                        $        2.10               $        2.06
      Fully diluted                                           2.02                        2.00
    Weighted average shares outstanding
      (in thosands)
        Primary                                             16,765                      18,819
        Fully diluted                                       19,609                      21,663

    *  Not available.  Combined with other caption.

    See the accompanying notes to the unaudited pro forma consolidated financial statements.

    UNION PLANTERS CORPORATION AND SUBSIDIARIES
    CONSOLIDATED STATEMENT OF EARNINGS WITH BNF
    FOR THE YEAR-ENDED DECEMBER 31, 1991
    (Dollars in thousands)

                                                                                   PRO FORMA
                                                          UPC           BNF          TOTAL
    Interest income                                   ------------  ------------  ------------
      Interest and fees on loans                    $     214,762 $      14,445 $     229,207
      Interest on investment securities
        Taxable                                            79,253         7,086        86,339
        Tax-exempt                                         13,354             *        13,354
      Interest on deposits at financial institutions        7,525             *         7,525
      Interest on federal funds sold and securities
        purchased under agreements to resell                6,606             0         6,606
      Interest on trading account securities                5,419             0         5,419
      Interest on loans held for resale                     4,671             *         4,671
                                                      ------------  ------------  ------------
          Total interest income                           331,590        21,531       353,121
                                                      ------------  ------------  ------------
    Interest expense
      Interest on deposits                                160,252        13,043       173,295
      Interest on short-term borrowings                    12,809             0        12,809
      Interest on FHLB advances and long-term debt          4,974            30         5,004
                                                      ------------  ------------  ------------
          Total interest expense                          178,035        13,073       191,108
                                                      ------------  ------------  ------------
          Net interest income                             153,555         8,458       162,013
    Provision for losses on loans                          24,835           446        25,281
                                                      ------------  ------------  ------------
          Net interest income after provision
            for losses on loans                           128,720         8,012       136,732
                                                      ------------  ------------  ------------
    Noninterest income
      Service charges on deposit accounts                  19,394           474        19,868
      Profits and commissions from trading activities      14,707             0        14,707
      Investment securities gains                           3,344            47         3,391
      Other income                                         32,165           410        32,575
                                                      ------------  ------------  ------------
          Total noninterest income                         69,610           931        70,541
                                                      ------------  ------------  ------------
    Noninterest expense
      Salaries and employee benefits                       69,756         2,197        71,953
      Net occupancy expense                                10,556           987        11,543
      Equipment expense                                    10,627             *        10,627
      Other expense                                        73,832         1,646        75,478
                                                      ------------  ------------  ------------
          Total noninterest expense                       164,771         4,830       169,601
                                                      ------------  ------------  ------------
          Earnings before income taxes, extraordinary
            items, and accounting changes                  33,559         4,113        37,672
    Applicable income taxes                                 6,051         1,487         7,538
                                                      ------------  ------------  ------------
          Earnings before extraordinary items       $      27,508 $       2,626 $      30,134
            and accounting changes                    ============  ============  ============

    Earnings per common share
      Primary                                       $        1.59               $        1.56
      Fully diluted                                          1.58                        1.55
    Weighted average shares outstanding
      (in thousands)
        Primary                                            16,632                      18,686
        Fully diluted                                      16,986                      19,040

    * Not available. Combined with other caption.

    See the accompanying notes to the unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. CONSUMMATED ACQUISITIONS

     The unaudited pro forma consolidated balance sheet and statements of earnings reflect the consummated and the probable acquisitions listed below. The unaudited pro forma consolidated balance sheet gives effect to these transactions at March 31, 1994 as if they had occurred on that date, and the unaudited pro forma consolidated statements of earnings reflect the impact of the transactions as if they had occurred January 1, 1993, except for the acquisition of BNF BANCORP, INC. (formerly BANCFIRST Corporation) (BNF) which is presented assuming the transaction occurred January 1, 1991. The unaudited pro forma consolidated results shown are not necessarily indicative of future operating results, nor can there be any assurance that the pending transactions will be consummated. For the probable acquisitions expected to be accounted for as poolings of interests, except BNF, statements of earnings for periods prior to 1993 are not presented because the transactions are not significant.

ACQUISITIONS ACCOUNTED FOR AS POOLINGS OF INTERESTS COMPLETED IN 1993 AND INCLUDED IN THE CORPORATION'S 1993 BALANCE SHEET AND STATEMENTS OF EARNINGS

                                                     DATE                      SHARES               TOTAL ASSETS
     INSTITUTION                                   ACQUIRED                    ISSUED            AT JANUARY 1, 1993
- - --------------------------                         --------                    ------            ------------------
                                                                                                   (IN MILLIONS)
Garrett Bancshares Inc.                            5/31/93                     613,088                $ 173.7
Hogue Holding Company, Inc.                         9/1/93                     219,274                   38.5
Central State Bancorp, Inc.                         9/1/93                     630,355                  107.8
First Financial Services, Inc.                     10/1/93                     447,906                   86.0
                                                                             ---------                -------
     Total                                                                   1,910,623                $ 406.0
                                                                             =========                =======

ACQUISITIONS ACCOUNTED FOR AS PURCHASES COMPLETED IN 1993

                                 DATE                                        PURCHASE        RESULTING
    INSTITUTION                ACQUIRED           CONSIDERATION              PRICE           GOODWILL       TOTAL ASSETS
- - ---------------------          --------       ---------------------        ---------        ----------      ------------
                                                                               (DOLLARS IN MILLIONS)
Bank of East Tennessee          1/1/93        648,786 Shares of Series        $25.3           $7.0              $231
(BOET) in Morristown,                         E Preferred Stock
TN (a)

Security Trust Federal          1/1/93        Cash                             22.0            3.0               261
Savings and Loan
Association in
Knoxville, TN and
SaveTrust Federal
Savings Bank in
Dyersburg, TN (Security
Trust/SaveTrust)

First Federal Savings          2/26/93        625,000 Shares of                  NM (b)         - (c)            187
Bank of Maryville, TN                         Common Stock
(Maryville)(b)                                (Conversion/Acquisition)

First State                    3/12/93        Cash and Common Stock             3.9             .4                34
Bancshares, Inc. (FSB),                       (90,162 Shares)
Parent Company of
First State Bank of
Fayette County in
Somerville, TN
(Somerville)

First Cumberland Bank          3/15/93        Cash                               .2             -                 20
in Madison, TN

Farmers Union Bank in           4/1/93        Cash                              9.5            4.2                78
Ripley, TN
(Farmers Union)

Erin Bank & Trust               6/1/93        259,736 Shares of                 8.3            2.1                43
Company in Erin, TN                           Series E Preferred Stock
(Erin)


(a) The Corporation had previously acquired 17.93% of the common stock of BOET ($3.4 million). On January 1, 1993, the Corporation purchased an additional 43.93% of the common stock of BOET in exchange for Series E Preferred Stock ($11.1 million). Effective May 3, 1993, the Corporation acquired the remaining outstanding common stock of BOET in exchange for the Corporation's Series E Preferred Stock ($10.8 million).

(b) The Corporation acquired Maryville, a federal mutual savings bank which, incidental to a conversion/acquisition, converted to a federal stock charter. All of the stock of Maryville was acquired by the Corporation in exchange for a capital contribution equalling approximately $14.1 million derived in part from the proceeds of a public offering of the Corporation's Common Stock made in connection with the conversion/acquisition.

(c) The recording of the acquisition of Maryville using the purchase method of accounting resulted in negative goodwill of approximately $9.4 million, $8.1 million of which was deducted from noncurrent, nonmonetary assets (premises and equipment, fair value adjustment of loans, prepaid software and mortgage servicing rights). The remaining negative goodwill of $1.3 million was recorded in other liabilities and is being amortized over 7 years.

NM - Not meaningful


ACQUISITIONS ACCOUNTED FOR AS POOLINGS OF INTERESTS COMPLETED SUBSEQUENT TO
     DECEMBER 31, 1993 AND THROUGH MAY 15, 1994

                                                                                                      APPROXIMATE
         INSTITUTION                               DATE ACQUIRED              SHARES ISSUED           TOTAL ASSETS
- - ---------------------------------                  -------------              -------------           ------------
                                                                                                      (IN MILLIONS)
Mid-South Bancorp. Inc., Parent                         1/1/94                      839,542                $ 185
Company of Simpson County Bank
in Franklin, KY; Adairville Banking
Company in Adairville, KY; General
Trust Company in Nashville, TN;
The Peoples Bank of Elk Valley
in Fayetteville, TN; and First
Citizens Bank in Franklin, Columbia
and Mt. Pleasant, TN (MSB) (a)

First National Bancorp of                               3/1/94                      974,886                  172
Shelbyville, Inc., Parent Company of
First National Bank of Shelbyville
in Shelbyville, TN (FNB) (a)

Clin-Ark Bancshares, Inc.,                              4/1/94                      227,768                   48
Parent Company of First National
Bank of Clinton in Clinton, AR (CBI)
                                                                                  ---------                -----
     Total                                                                        2,042,196                $ 405
                                                                                  =========                =====

(a) Included in the Corporation's March 31, 1994 balance sheet and statement of earnings.

ACQUISITIONS ACCOUNTED FOR AS PURCHASES COMPLETED SUBSEQUENT TO DECEMBER 31,
     1993 AND THROUGH MAY 15, 1994

                                                                   PURCHASE       RESULTING            APPROXIMATE
         INSTITUTION                          CONSIDERATION          PRICE  (A)   INTANGIBLES (A)      TOTAL ASSETS
- - ---------------------------------             -------------        --------       -----------         -------------
                                                                                                      (IN MILLIONS)
Anderson County Bank in Clinton, TN (ACB)     Cash                   $ 2.0           $ .3                  $ 22

Tennessee Bancorp, Inc., Parent               Cash equal to           13.5            6.8                    92
Company of Tennessee National                 1.5 times net
Bank in Columbia, Tennessee (TBI)             book value at
                                              closing

(a)  Subject to change when other information becomes available.

PROBABLE ACQUISITIONS AT MAY 19, 1994

                                                                        METHOD OF               TOTAL
         INSTITUTION                        CONSIDERATION               ACCOUNTING              ASSETS
- - ---------------------------------           -------------               ----------              ------
                                                                                            (IN MILLIONS)
Liberty Bancshares, Inc.,                   Approximately               Pooling of              $ 181
Parent Company of Liberty                   1,322,000 shares            Interests
Federal Savings Bank in                     of the Corporation's
Paris, Tennessee (LBI)                      Common Stock

Earle Bancshares, Inc.,                     Approximately               Pooling of                 40
Parent Company of                           350,000 shares              Interests
First Southern Bank in                      of the Corporation's
Earle, Arkansas (EBI)                       Common Stock

                                                                        METHOD OF               TOTAL
         INSTITUTION                        CONSIDERATION               ACCOUNTING              ASSETS
- - ---------------------------------           -------------               ----------              ------
                                                                                             (IN MILLIONS)
BNF BANCORP. INC., Parent                   Approximately               Pooling of            $  262
Company of BANKFIRST, a                     2,054,000 shares            Interests
federal savings bank in                     of the Corporation's
Decatur, Alabama (BNF)                      Common Stock


NOTE 2. UNAUDITED PRO FORMA ADJUSTMENTS

     The following summarizes the unaudited pro forma adjustments which are necessary to reflect the transactions described previously as of March 31, 1994, for the unaudited pro forma consolidated balance sheet and for the three-month period ended March 31, 1994 and for the three years ended December 31, 1993, for the unaudited pro forma consolidated statements of earnings. The adjustments for the probable acquisitions are based on currently available information and could change significantly upon consummation. Not all purchase accounting adjustments have been reflected because certain information is not available; however, the amounts not reflected are not expected to be material.

                           UNION PLANTERS CORPORATION
                            CONSUMMATED ACQUISITIONS
           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS




                                                                                             MARCH 31, 1994
                                                                                             DEBIT (CREDIT)
                                                                                      ----------------------------
                                                                                        (DOLLARS IN THOUSANDS)
        (1) FEDERAL FUNDS SOLD
                 PURCHASE PRICE                                                                         (13,460)

        (2) INVESTMENT SECURITIES - HELD TO MATURITY
                 FAIR VALUE ADJUSTMENT                                                                     (789)

        (3) PREMISES AND EQUIPMENT
                 FAIR VALUE ADJUSTMENT                                                                     (350)

        (4) GOODWILL AND OTHER INTANGIBLES
                 GOODWILL AND OTHER INTANGIBLES RESULTING FROM ACQUISITIONS                               7,587

        (5) OTHER ASSETS
                 MISCELLANEOUS ADJUSTMENTS                                                                 (828)

        (6) OTHER LIABILITIES
                 MISCELLANEOUS ADJUSTMENTS (INCLUDES OPEB ADJUSTMENT AND OTHER
                   MISCELLANEOUS LIABILITIES)                                                            (1,219)

        (7) COMMON STOCK
                 TO ELIMINATE COMMON STOCK                                                    $   595
                 ISSUANCE OF COMMON STOCK                                                      (1,139)
                                                                                               ------
                   TOTAL                                                                                   (544)

        (8) ADDITIONAL PAID-IN CAPITAL
                 TO ELIMINATE SURPLUS                                                           5,734
                 EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF STOCK ISSUED                    (222)
                                                                                               ------
                   TOTAL                                                                                  5,512

        (9) NET UNREALIZED GAIN/LOSS-AFS SECURITIES
                TO ELIMINATE NET UNREALIZED GAIN/LOSS                                                       (29)

       (10) RETAINED EARNINGS
                 TO ELIMINATE RETAINED EARNINGS                                                 4,120
                 PURCHASE ACCOUNTING ADJUSTMENTS                                                    0
                                                                                               ------
                   TOTAL                                                                                  4,120
                                                                                                         ------
                                    TOTAL                                                               $     0
                                                                                                         ======

                                      -20-

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                         PROBABLE PENDING ACQUISITIONS
         UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS


                                                                                                 MARCH 31, 1994
                                                                                                 DEBIT (CREDIT)
                                                                                         ----------------------------
                                                                                             (DOLLARS IN THOUSANDS)
(1)  COMMON STOCK
        TO ELIMINATE COMMON STOCK                                                                 $  1,690
        ISSUANCE OF COMMON STOCK                                                                   (18,127)
                                                                                                  --------
            TOTAL                                                                                           (16,437)

(2)  ADDITIONAL PAID-IN-CAPITAL
        TO ELIMINATE SURPLUS                                                                        18,628
        EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF STOCK ISSUED                                (2,211)
                                                                                                  --------
            TOTAL                                                                                            16,417

(3)  RETAINED EARNINGS
        TO ELIMINATE RETAINED EARNINGS                                                                   0
        EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF STOCK ISSUED                                    20
                                                                                                  --------
            TOTAL                                                                                                20
                                                                                                            -------
                                TOTAL                                                                       $     0
                                                                                                            =======

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                            CONSUMMATED ACQUISITIONS
      UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS ADJUSTMENTS

                                                                                                       THREE              TWELVE
                                                                                                       MONTHS             MONTHS
                                                                                                       ENDED              ENDED
                                                                                                      03/31/94           12/31/93
                                                                                                     ----------         ----------
                                                                                                         (DOLLARS IN THOUSANDS)
          (1) INTEREST INCOME - INTEREST AND FEES ON LOANS
                AMORTIZATION OF THE WRITEUP OF LOANS TO FAIR MARKET VALUE                                    9              $ 144

          (2) INTEREST INCOME - INVESTMENT SECURITIES
                AMORTIZATION OF THE NET WRITE-UP OF INVESTMENT SECURITIES
                  TO FAIR MARKET VALUE                                                                     (98)              (222)

          (3) INTEREST INCOME - FEDERAL FUNDS SOLD
                REDUCTION OF INTEREST INCOME FROM THE LIQUIDATION OF
                  SHORT-TERM INVESTMENTS TO FUND THE PURCHASE PRICE                                        192                673

          (4) INTEREST EXPENSE - DEPOSITS
                AMORTIZATION OF THE WRITE-UP OF DEPOSITS TO FAIR MARKET VALUE                              (21)                (2)

          (5) NETOCCUPANCY EXPENSE
                ADJUST DEPRECIATION DUE TO WRITE-DOWN OF EQUIPMENT                                (34)             ($104)
                REVERSAL OF DEPRECIATION DUE TO THE ALLOCATION OF NEGATIVE GOODWILL                 -                (60)
                                                                                                 -----             ------
                   TOTAL                                                                                   (34)              (164)

          (6) EQUIPMENT EXPENSE
                ADJUST DEPRECIATION DUE TO THE SALE OF IDLE ASSETS                                          (1)

          (7) OTHER EXPENSE
                GOODWILL AND OTHER INTANGIBLES AMORTIZATION                                                104                548

          (8) APPLICABLE INCOME TAXES
                TAX EFFECT OF ABOVE ADJUSTMENTS, EXCLUDING THE AMORTIZATION OF
                  GOODWILL, ASSSUMING A 39% TAX RATE                                                       (32)               (80)

                                                                                                          -----              -----
                       TOTAL                                                                             $ 119              $ 897
                                                                                                          =====              =====

NOTE 3. UNAUDITED PRO FORMA CAPITAL RATIOS

     The following table summarizes the Corporation's unaudited capital ratios as of March 31, 1994, and the unaudited pro forma capital ratios assuming consummation of all completed and probable acquisitions as of March 31, 1994.

                                                             As Adjusted for the
                                          Actual                 Acquisitions
                                         --------            -------------------
Shareholders' Equity
  to Assets                                7.63%                   7.82%

Leverage Ratio                             7.22%                   7.33%

Tier 1 Capital to
  risk-weighted assets*                   14.91%                  14.38%*

Total Capital to
  risk-weighted assets*                   18.48%                  17.58%*



*Based on estimated risk-weighted assets of the acquisitions consummated subsequent to March 31, 1994, and all pending acquisitions.